NEWS RELEASE

EVEREST RE GROUP, LTD.

Wessex House, 45 Reid Street, 2nd Floor, Hamilton HM DX, Bermuda

Contact:  Elizabeth B. Farrell
Vice President, Investor Relations
Everest Global Services, Inc.
908.604.3169

For Immediate Release

Everest Re Group Reports Record Operating Earnings for the First Quarter 2015

HAMILTON, Bermuda – April 27, 2015 -- Everest Re Group, Ltd. (NYSE: RE) today reported net income of $323.0 million, or $7.19 per diluted common share, for the first quarter of 2015, compared to net income of $293.9 million, or $6.21 per diluted common share, for the first quarter of 2014. Excluding realized capital gains and losses, after-tax operating income1 was $329.9 million, or $7.34 per diluted common share, for the first quarter 2015, compared to after-tax operating income1 of $281.0 million, or $5.93 per diluted common share, for the same period last year.

Commenting on the Company’s results, President and Chief Executive Officer, Dominic J. Addesso said, “This was another record quarter for Everest with operating earnings per share up 24% to $7.34, resulting in an 18% annualized operating return on equity and 4% growth in book value per share. Despite foreign currency headwinds, premium continued to rise, up 14% on a constant dollar basis, largely driven by growth in our insurance segment. We are pleased with the trajectory of our premium and operating earnings, which continues to drive growth in shareholder value.  Our broadly diversified underwriting platform, and the capacity and flexibility we provide our clients, positions us well in this challenging market.”

Operating highlights for the first quarter of 2015 included the following:

•
Gross written premiums increased 12% to $1.4 billion compared to the first quarter of 2014 with worldwide reinsurance premiums, including the Mt. Logan Re segment, up 4% and insurance premiums up 48%. Given greater utilization of retrocessional capacity, including Mt. Logan, to support the reinsurance segments, the pace of growth for net written premiums is lower. On a net basis, premiums increased 5% for the group, while the Total Reinsurance segment premium was down 7%. Net written premium for the Insurance segment increased 43% due to higher premium for crop business and continued strong momentum in targeted classes of business.

•
The combined ratio was 81.9% for the quarter compared to 80.0% in the first quarter of 2014. Excluding catastrophe losses, reinstatement premiums, and prior year development, which was minimal in both quarters, the attritional combined ratio was 82.0%, up modestly from first quarter 2014, but consistent with the full year 2014 results.

•	Net investment income for the quarter was $122.6 million, including limited partnership income of $7.0 million.
•	Net after-tax realized capital losses were $6.9 million, while net after-tax unrealized capital gains totaled $105.4 million, for the quarter.
•	Cash flow from operations was $455.1 million compared to $367.1 million for the same period in 2014
•	For the quarter, the annualized after-tax operating income¹ return on average adjusted shareholders’ equity² was 18.1%.
•
During the quarter, the Company repurchased 434,878 of its common shares at an average price of $172.53 and a total cost of $75.0 million. The repurchases were made pursuant to a share repurchase authorization, provided by the Company’s Board of Directors, under which there remains 5.9 million shares available.

•	Shareholders’ equity ended the quarter at $7.7 billion, up 3% compared to year end 2014. Book value per share increased 4% from $166.75 at December 31, 2014 to $172.63 at March 31, 2015.

This news release contains forward-looking statements within the meaning of the U.S. federal securities laws.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Federal securities laws. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on behalf of the Company.  These risks and uncertainties include the impact of general economic conditions and conditions affecting the insurance and reinsurance industry, the adequacy of our reserves, our ability to assess underwriting risk, trends in rates for property and casualty insurance and reinsurance, competition, investment market fluctuations, trends in insured and paid losses, catastrophes, regulatory and legal uncertainties and other factors described in our latest Annual Report on Form 10-K.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Everest Re Group, Ltd. is a Bermuda holding company that operates through the following subsidiaries: Everest Reinsurance Company provides reinsurance to property and casualty insurers in both the U.S. and international markets. Everest Reinsurance (Bermuda), Ltd., including through its branch in the United Kingdom, provides reinsurance and insurance to worldwide property and casualty markets and reinsurance to life insurers. Everest Reinsurance Company (Ireland), Limited provides reinsurance to non-life insurers in Europe. Mt. Logan Re, a segregated cell company, capitalized by the Company and third party investors, is a specialty reinsurer of catastrophe risks. Everest National Insurance

Company and Everest Security Insurance Company provide property and casualty insurance to policyholders in the U.S. Everest Indemnity Insurance Company offers excess and surplus lines insurance in the U.S. Everest Insurance Company of Canada provides property and casualty insurance to policyholders in Canada. Additional information on Everest Re Group companies can be found at the Group’s web site at www.everestregroup.com.

A conference call discussing the first quarter results will be held at 10:30 a.m. Eastern Time on April 28, 2015. The call will be available on the Internet through the Company’s web site or at www.streetevents.com.

Recipients are encouraged to visit the Company’s web site to view supplemental financial information on the Company’s results. The supplemental information is located at www.everestregroup.com in the “Financial Reports” section of the “Investor Center”. The supplemental financial information may also be obtained by contacting the Company directly.
___________________________

1The Company generally uses after-tax operating income (loss), a non-GAAP financial measure, to evaluate its performance.  After-tax operating income (loss) consists of net income (loss) excluding after-tax net realized capital gains (losses) as the following reconciliation displays:

	Three Months Ended
	March 31,
(Dollars in thousands, except per share amounts)	2015		2014
		(unaudited)
		Per Diluted		Per Diluted
		Common		Common
	Amount	Share	Amount	Share

Net income (loss)	$322,978	$7.19	$293,933	$6.21
After-tax net realized capital gains (losses)	(6,896)	(0.15)	12,964	0.27

After-tax operating income (loss)	$329,874	$7.34	$280,969	$5.93

(Some amounts may not reconcile due to rounding.)

Although net realized capital gains (losses) are an integral part of the Company’s insurance operations, the determination of net realized capital gains (losses) is independent of the insurance underwriting process.  The Company believes that the level of net realized capital gains (losses) for any particular period is not indicative of the performance of the underlying business in that particular period.  Providing only a GAAP presentation of net income (loss) makes it more difficult for users of the financial information to evaluate the Company’s success or failure in its basic business, and may lead to incorrect or misleading assumptions and conclusions.  The Company understands that the equity analysts who follow the Company focus on after-tax operating income (loss) in their analyses for the reasons discussed above.  The Company provides after-tax operating income (loss) to investors so that they have what management believes to be a useful supplement to GAAP information concerning the Company’s performance.

2Adjusted shareholders’ equity excludes net after-tax unrealized (appreciation) depreciation of investments

--Financial Details Follow--

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME (LOSS)

	Three Months Ended
	March 31,
(Dollars in thousands, except per share amounts)	2015	2014
	(unaudited)
REVENUES:
Premiums earned	$1,307,077	$1,144,490
Net investment income	122,583	123,157
Net realized capital gains (losses):
Other-than-temporary impairments on fixed maturity securities	(26,018)	-
Other-than-temporary impairments on fixed maturity securities
transferred to other comprehensive income (loss)	-	-
Other net realized capital gains (losses)	15,513	21,126
Total net realized capital gains (losses)	(10,505)	21,126
Net derivative gain (loss)	(242)	(1,661)
Other income (expense)	46,073	(3,296)
Total revenues	1,464,986	1,283,816

CLAIMS AND EXPENSES:
Incurred losses and loss adjustment expenses	722,465	619,409
Commission, brokerage, taxes and fees	287,167	246,002
Other underwriting expenses	60,664	50,638
Corporate expenses	5,463	4,945
Interest, fees and bond issue cost amortization expense	8,990	7,568
Total claims and expenses	1,084,749	928,562

INCOME (LOSS) BEFORE TAXES	380,237	355,254
Income tax expense (benefit)	41,167	53,232

NET INCOME (LOSS)	$339,070	$302,022
Net (income) loss attributable to noncontrolling interests	(16,092)	(8,089)
NET INCOME (LOSS) ATTRIBUTABLE TO EVEREST RE GROUP	$322,978	$293,933

Other comprehensive income (loss), net of tax:
Unrealized appreciation (depreciation) ("URA(D)") on securities arising during the period	83,205	53,471
Reclassification adjustment for realized losses (gains) included in net income (loss)	22,183	1,874
Total URA(D) on securities arising during the period	105,388	55,345

Foreign currency translation adjustments	(102,340)	(2,637)

Benefit plan actuarial net gain (loss) for the period	-	-
Reclassification adjustment for amortization of net (gain) loss included in net income (loss)	1,604	771
Total benefit plan net gain (loss) for the period	1,604	771
Total other comprehensive income (loss), net of tax	4,652	53,479
Other comprehensive (income) loss attributable to noncontrolling interests	-	-
Total other comprehensive income (loss), net of tax attributable to Everest Re Group	4,652	53,479

COMPREHENSIVE INCOME (LOSS)	$327,630	$347,412

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO EVEREST RE GROUP:
Basic	$7.26	$6.26
Diluted	7.19	6.21
Dividends declared	0.95	0.75

EVEREST RE GROUP, LTD.
CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
(Dollars and share amounts in thousands, except par value per share)	2015	2014
	(unaudited)
ASSETS:
Fixed maturities - available for sale, at market value	$13,415,871	$13,101,067
(amortized cost: 2015, $13,010,017; 2014, $12,831,159)
Fixed maturities - available for sale, at fair value	363	1,509
Equity securities - available for sale, at market value (cost: 2015, $151,044; 2014, $148,326)	141,478	140,210
Equity securities - available for sale, at fair value	1,504,694	1,447,820
Short-term investments	1,706,684	1,705,932
Other invested assets (cost: 2015, $626,799; 2014, $601,925)	626,799	601,925
Cash	398,575	437,474
Total investments and cash	17,794,464	17,435,937
Accrued investment income	106,788	111,075
Premiums receivable	1,485,095	1,397,983
Reinsurance receivables	700,009	670,854
Funds held by reinsureds	236,846	228,192
Deferred acquisition costs	373,160	398,408
Prepaid reinsurance premiums	135,042	154,177
Income taxes	159,445	184,762
Other assets	276,438	236,436
TOTAL ASSETS	$21,267,287	$20,817,824

LIABILITIES:
Reserve for losses and loss adjustment expenses	$9,633,982	$9,720,813
Future policy benefit reserve	59,693	59,820
Unearned premium reserve	1,675,413	1,728,745
Funds held under reinsurance treaties	78,423	3,932
Commission reserves	93,337	87,990
Other net payable to reinsurers	200,262	139,841
Losses in course of payment	228,079	157,527
4.868% Senior notes due 6/1/2044	400,000	400,000
6.6% Long term notes due 5/1/2067	238,365	238,364
Accrued interest on debt and borrowings	12,341	3,537
Equity index put option liability	47,264	47,022
Unsettled securities payable	76,074	41,092
Other liabilities	253,829	316,469
Total liabilities	12,997,062	12,945,152

NONCONTROLLING INTERESTS:
Redeemable noncontrolling interests - Mt. Logan Re	603,595	421,552

SHAREHOLDERS' EQUITY:
Preferred shares, par value: $0.01; 50,000 shares authorized;
no shares issued and outstanding	-	-
Common shares, par value: $0.01; 200,000 shares authorized; (2015) 68,496
and (2014) 68,336 outstanding before treasury shares	685	683
Additional paid-in capital	2,073,977	2,068,807
Accumulated other comprehensive income (loss), net of deferred income tax expense
(benefit) of $32,751 at 2015 and $20,715 at 2014	52,969	48,317
Treasury shares, at cost; 24,085 shares (2015) and 23,650 shares (2014)	(2,560,937)	(2,485,897)
Retained earnings	8,099,936	7,819,210
Total shareholders' equity attributable to Everest Re Group	7,666,630	7,451,120
TOTAL LIABILITIES, NONCONTROLLING INTERESTS AND SHAREHOLDERS' EQUITY	$21,267,287	$20,817,824

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended
	March 31,
(Dollars in thousands)	2015	2014
	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$339,070	$302,022
Adjustments to reconcile net income to net cash provided by operating activities:
Decrease (increase) in premiums receivable	(98,195)	25,533
Decrease (increase) in funds held by reinsureds, net	62,973	3,399
Decrease (increase) in reinsurance receivables	(84,665)	(114,898)
Decrease (increase) in income taxes	14,214	34,417
Decrease (increase) in prepaid reinsurance premiums	12,144	2,359
Increase (decrease) in reserve for losses and loss adjustment expenses	55,334	(56,348)
Increase (decrease) in future policy benefit reserve	(127)	(1,423)
Increase (decrease) in unearned premiums	(40,934)	80,016
Increase (decrease) in other net payable to reinsurers	68,365	1,176
Increase (decrease) in losses in course of payment	71,568	107,003
Change in equity adjustments in limited partnerships	(6,762)	2,313
Distribution of limited partnership income	8,600	8,600
Change in other assets and liabilities, net	24,542	(23,959)
Non-cash compensation expense	5,170	4,427
Amortization of bond premium (accrual of bond discount)	13,333	13,572
Amortization of underwriting discount on senior notes	1	14
Net realized capital (gains) losses	10,505	(21,126)
Net cash provided by (used in) operating activities	455,136	367,097

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from fixed maturities matured/called - available for sale, at market value	594,807	490,745
Proceeds from fixed maturities matured/called - available for sale, at fair value	-	875
Proceeds from fixed maturities sold - available for sale, at market value	355,812	328,709
Proceeds from fixed maturities sold - available for sale, at fair value	1,236	20,763
Proceeds from equity securities sold - available for sale, at market value	83	534
Proceeds from equity securities sold - available for sale, at fair value	137,966	178,598
Distributions from other invested assets	10,797	17,077
Cost of fixed maturities acquired - available for sale, at market value	(1,370,458)	(1,163,440)
Cost of fixed maturities acquired - available for sale, at fair value	-	(1,309)
Cost of equity securities acquired - available for sale, at market value	(4,464)	(8,546)
Cost of equity securities acquired - available for sale, at fair value	(171,411)	(92,329)
Cost of other invested assets acquired	(41,961)	(4,961)
Net change in short-term investments	(7,567)	(152,715)
Net change in unsettled securities transactions	(505)	1,564
Net cash provided by (used in) investing activities	(495,665)	(384,435)

CASH FLOWS FROM FINANCING ACTIVITIES:
Common shares issued during the period, net	2	2,121
Purchase of treasury shares	(75,040)	(249,983)
Third party investment in redeemable noncontrolling interest	156,848	70,700
Dividends paid to shareholders	(42,252)	(34,742)
Dividends paid on third party investment in redeemable noncontrolling interest	(30,896)	-
Net cash provided by (used in) financing activities	8,662	(211,904)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(7,032)	3,264

Net increase (decrease) in cash	(38,899)	(225,978)
Cash, beginning of period	437,474	611,382
Cash, end of period	$398,575	$385,404

SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid (recovered)	$24,266	$16,260
Interest paid	132	174